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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): November 20, 2003
                                                         -----------------


                               THE LTV CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                      1-4368                    75-1070950
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(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)




5800 Lombardo Center, Suite 155, Seven Hills, Ohio                   44131
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    (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (216) 642-7100
                                                           ---------------------

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          (Former Name or Former Address, if Changed Since Last Report)
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      ITEM 5. OTHER EVENTS.

      As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On November 20, 2003, the Debtors submitted to the Bankruptcy Court their Operating Reports for the period ended October 31, 2003, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2.

      ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      99.1 Operating Report for the period ended October 31, 2003 for LTV Integrated Steel Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

      99.2 Operating Report for the period ended October 31, 2003 for LTV Copperweld Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division
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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LTV CORPORATION

                                       By: /s/ Glenn J. Moran
                                           -------------------------------------
Date: November 20, 2003                    Name:  Glenn J. Moran
                                           Title: Chief Executive Officer